SUBORDINATED CONVERTIBLE DEBT AND SUBORDINATED DEBT	12 Months Ended
Dec. 31, 2020
Brokers and Dealers [Abstract]
SUBORDINATED CONVERTIBLE DEBT AND SUBORDINATED DEBT

8.	SUBORDINATED CONVERTIBLE DEBT AND SUBORDINATED DEBT

On August 6, 2015, the Company issued Golden Wayford Limited a $10.0 million subordinated Convertible Note Promissory Note (the “Golden Wayford Note”) pursuant to the subordinated Convertible Purchase Agreement dated such date. The Golden Wayford Note was amended and restated on November 28, 2017, to reduce the interest rate thereon and to reflect the application of the payment of $1.0 million of principal on such note. The Golden Wayford Note had an original maturity date of February 16, 2016, which through subsequent amendments was extended to June 30, 2020. The conversion rights related to this agreement expired on its maturity date, June 30, 2020, and there the loan was reclassified from Subordinated Convertible Debt to Subordinated Debt. The Golden Wayford Note was subordinate to the PWB Facility and, after giving effect to the Assignment Agreement, the Resignation Agreement and the Reaffirmation and Omnibus Amendment, is now subordinate to the obligations under the Fortress Credit Agreement. A limited waiver under the Fortress Credit Agreement waives each actual and prospective default and event of default existing under the Fortress Credit Agreement directly as a result of the non-payment of the Golden Wayford Note.

The principal and accrued interest under the Golden Wayford Note would have been automatically converted into common shares at the time of the next equity financing and consummated prior to, on or after the maturity date (June 30, 2020). Such conversion right expired in accordance with its term. Interest accrues at 5.0% per annum and is payable quarterly, however, because such payment is prohibited by the terms of the subordination, interest is (in accordance with the terms of the related promissory note) paid in kind.

During 2019, the Company entered into four loans with an aggregate principal of $23.0 million in the form of Subordinated Convertible Note Purchase Agreements with Oak Investment Partners “(Oak)” that were due to mature on December 31, 2020. Interest accrued on each of these notes at the rate of 6% per annum. Each note was subordinate to the PWB line of credit. The principal and accrued interest would automatically be converted into common shares at the time of the next equity financing. The number of common shares to be issued upon such conversion shall be equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on the note, as of the date of conversion, by the price paid per share for common shares by the investors in the next equity financing. At December 31, 2019, the Company had $23.5 million of subordinated convertible debt related to this agreement.

On February 3, 2020, the Company approved the issuance and sale of 383,266 shares of the Company’s Series G Senior Convertible Preferred Stock, par value $0.0001 per share to Oak pursuant to an Exchange Agreement, dated as of February 3, 2020 between the Company and Oak, in exchange for the $23.5 million aggregate principal amount of the Company’s Subordinated Convertible Promissory Notes held by Oak, plus accrued but unpaid interest thereon.

The Company had subordinated debt of $9.0 million, plus accrued interest as of December 31, 2020 and subordinated convertible debt of $33.1 million as of December 31, 2019.